Exhibit 10.21

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION DIVISION OF BUSINESS AND FINANCE SECTION A: CONTRACT

1. AMENDMENT	2. CONTRACT	3. EFFECTIVE DATE OF	4. PROGRAM
NUMBER:	NO.:	AMENDMENT:
12	YH09-0001-04	October 1, 2009	DHCM – ACUTE
5. CONTRACTOR’S NAME AND ADDRESS:
Health Choice Arizona
410 N. 44th Street, Suite 900
Phoenix, AZ 85008
6. PURPOSE OF AMENDMENT: To amend Section B, Capitation Rates, effective October 1, 2009 through September 30, 2010.
7. THE CONTRACT REFERENCED ABOVE FOLLOWS
To amend Section B, Capitation Rates, effective October 1, 2009 through September 30, 2010.
NOTE: Please sign, date, and return executed file by E-Mail to: Mark Held at Mark.Held@azahcccs.gov
Sr. Procurement Specialist, AHCCCS Contracts and Purchasing
and Stewart McKenzie at Stewart.McKenzie@azahcccs.gov
8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.
IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. SIGNATURE OF AUTHORIZED REPRESENTATIVE: /s/ Carolyn Rose	10: SIGNATURE OF AHCCCSA CONTRACTING OFFICER: /s/ Michael Veit

TYPED NAME: CAROLYN ROSE	TYPED NAME: MICHAEL VEIT

TITLE: CHIEF EXECUTIVE OFFICER	TITLE: CONTRACTS & PURCHASING ADMINISTRATOR

DATE: 11/12/10	DATE: OCT 26 2010